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Exhibit 99.1

VOTING AGREEMENT

        VOTING AGREEMENT, dated as of December 14, 2005 (this "Agreement"), between Blackstone Capital Partners (Cayman) IV L.P. ("Fund 1"), Blackstone Family Investment Partnership (Cayman) IV-A L.P. ("Fund 2"), Blackstone Capital Partners (Cayman) IV-A L.P. ("Fund 3"), Blackstone NSS Communications Partners (Cayman) L.P. ("Fund 4") and Blackstone Family Communications Partnership (Cayman) L.P. ("Fund 5" and, together with Fund 1, Fund 2, Fund 3 and Fund 4, the "Stockholders"), on the one hand, and SES Global S.A., a Luxembourg company ("Parent") and SES Holdings (Bermuda) Limited, a Bermuda company ("Amalgamation Sub") and a wholly-owned subsidiary of Parent, on the other hand.

        WHEREAS, concurrently herewith, Parent, New Skies Satellites Holdings Ltd., a Bermuda company (the "Company") and Amalgamation Sub, are entering into a Transaction Agreement and Plan of Amalgamation (the "Transaction Agreement and Plan of Amalgamation"; capitalized terms used but not defined herein shall have the meanings set forth in the Transaction Agreement and Plan of Amalgamation), pursuant to which (and subject to the terms and conditions set forth therein and in accordance with the Companies Act 1981 of Bermuda) Amalgamation Sub will amalgamate with the Company (the "Amalgamation") and continue as a Bermuda exempted company;

        WHEREAS, (i) Fund 1 is the beneficial owner (as determined pursuant to Rule 13d-3 under the Exchange Act) of 4,202,168 common shares, par value U.S.$0.01 per share, of the Company ("Company Shares"), (ii) Fund 2 is the beneficial owner of 224,664 Company Shares, (iii) Fund 3 is the beneficial owner of 66,440 Company Shares, (iv) Fund 4 is the beneficial owner of 12,603,628 Company Shares, and (v) Fund 5 is the beneficial owner of 876,188 Company Shares (collectively, the "Owned Shares"; the Owned Shares, including any Company Shares acquired by any Stockholder after the date hereof and prior to the termination hereof, including without limitation, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange, or change of such shares, or upon exercise or conversion of any securities, that are, from time to time, beneficially owned by any Stockholder, are collectively referred to herein as the "Covered Shares");

        WHEREAS, in order to induce Parent and Amalgamation Sub to enter into the Transaction Agreement and Plan of Amalgamation and to proceed with the transactions contemplated thereby, including the Amalgamation, Parent, Amalgamation Sub and the Stockholders are entering into this Agreement; and

        WHEREAS, the Stockholders acknowledge that Parent and Amalgamation Sub are entering into the Transaction Agreement and Plan of Amalgamation in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Transaction Agreement and Plan of Amalgamation if any Stockholder did not enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Amalgamation Sub and the Stockholders hereby agree as follows:

        1.    Agreement to Vote.

          (a)   Prior to the Termination Date (as defined herein), each Stockholder irrevocably and unconditionally agrees that it shall at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, (i) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, and (ii) vote, or cause to be voted at such meeting, all Covered Shares (A) in favor of the Amalgamation and any other matters necessary for consummation of the Amalgamation and the other matters contemplated in the Transaction Agreement and Plan of Amalgamation (whether or not recommended by the

  Board of Directors of the Company) and (B) against (I) any Acquisition Proposal, (II) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between the Company and any other Person, (III) any other action that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Amalgamation or any of the transactions contemplated by the Transaction Agreement and Plan of Amalgamation, any transactions contemplated by this Agreement or any transaction that results in a breach in any material respect of any covenant, representation or warranty or other obligation or agreement of the Company or any of its Subsidiaries under the Transaction Agreement and Plan of Amalgamation, and (IV) any dividend by the Company or change in the capital structure of the Company (except to the extent permitted by the Transaction Agreement and Plan of Amalgamation).

          (b)   EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE EXECUTIVE OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES AS INDICATED IN CLAUSE (a) OF THIS SECTION 1. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE COVERED SHARES.

          (c)   Except as set forth in clause (a) of this Section 1, no Stockholder shall be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company. In addition, nothing in this Agreement shall give Parent the right to vote any Covered Shares at any meeting of the stockholders of the Company other than as provided in this Section 1.

        2.    No Inconsistent Agreements.    Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, it (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to the Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to the Covered Shares, in either case, which is inconsistent with its obligations pursuant to this Agreement.

        3.    Termination.    This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Transaction Agreement and Plan of Amalgamation in accordance with its terms and (c) written notice of termination of this Agreement by Parent to the Stockholders (any such date shall be referred to herein as the "Termination Date").

        4.    Representations and Warranties of Stockholders.    Each of the Stockholders, severally but not jointly, hereby represents and warrants to Parent and Amalgamation Sub as follows:

          (i)    Ownership of Securities.    Such Stockholder is the owner of record of its respective Covered Shares, free and clear of Liens and such Stockholder has sole voting power and sole power of disposition with respect to all of its respective Covered Shares, with no restrictions, subject to applicable federal securities laws, on its rights of disposition pertaining thereto (other than as created by this Agreement). As of the date hereof, such Stockholder does not own beneficially or of record any equity securities of the Company other than the Owned Shares. Such Stockholder has not appointed or granted any proxy which is still in effect with respect to its Covered Shares.

          (ii)    Existence, Power; Binding Agreement.    Such Stockholder is a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors rights generally and, by general principles of equity, including good faith and fair dealing, regardless whether in a proceeding at equity or at law).

          (iii)    No Conflicts.    Except for the applicable requirements of the Exchange Act (A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign governmental authority is necessary on the part of such Stockholder for the execution and delivery of this Agreement by the Stockholder and, except as contemplated by the Transaction Agreement and Plan of Amalgamation, the consummation by such Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (1) conflict with or violate, any provision of the organizational documents of such Stockholder, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of such Stockholder pursuant to, any Contract to which such Stockholder is a party or by which such Stockholder or any property or asset of such Stockholder is bound or affected or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Stockholder or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults that would not in the aggregate materially impair the ability of such Stockholder to perform its obligations hereunder.

        5.    Certain Covenants of Stockholder.    Each Stockholder, severally but not jointly, hereby covenants and agrees as follows:

          (a)    No Solicitation.    (i) Each of the Stockholders agrees that, prior to the Termination Date, it shall not, nor shall it authorize or permit any of its Representatives, directly or indirectly, to:

            (A)  solicit, initiate or otherwise take action to facilitate (including by way of furnishing information) or encourage the making by any Person (other than the other parties to the Transaction Agreement and Plan of Amalgamation) of any Acquisition Proposal;

            (B)  participate in any discussions or negotiations regarding, or furnish or disclose to any Person any information with respect to or in furtherance of, or take any other action to facilitate any inquiries with respect to, any Acquisition Proposal;

            (C)  execute or enter into any agreement, understanding or arrangement with respect to any Acquisition Proposal, or approve or recommend or propose to approve or recommend any Acquisition Proposal or any agreement, understanding or arrangement relating to any Acquisition Proposal (or resolve or authorize or propose to agree to do any of the foregoing actions); or

            (D)  make, or in any manner participate in a "solicitation" (as such term is used in the rules of the SEC) of proxies or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of Company Shares intending to facilitate any Acquisition Proposal or cause shareholders of the Company not to vote to approve the

    Amalgamation or any other transaction contemplated by the Transaction Agreement and Plan of Amalgamation.

            Each Stockholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted prior to the date of this Agreement with respect to any of the foregoing.

          (ii)   The foregoing notwithstanding, this Agreement is being entered into by such Stockholder solely in its capacity as a stockholder of the Company, and the foregoing shall not restrict or limit the ability of any Affiliate or Representative who is a director of the Company to take any action in his or her capacity as a director of the Company or of any of the Company's Subsidiaries (subject to the provisions of the Transaction Agreement and Plan of Amalgamation).

          (iii)  Nothing in this Section 5(a) shall prohibit such Stockholder and its Representatives from taking actions that the Company is not prohibited from taking under the corresponding provisions of Section 6.04(a) of the Transaction Agreement and Plan of Amalgamation.

          (b)    Restriction on Transfer, Proxies and Non-Interference.    Each Stockholder hereby agrees, at any time prior to the Termination Date, and except as contemplated hereby, not to (i) tender into any tender or exchange offer, (ii) sell (constructively or otherwise), transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of (collectively "Transfer"), or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Shares or Beneficial Ownership or voting power thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (iv) knowingly take any action that would make any representation or warranty of the Stockholders contained herein untrue or incorrect or have the effect of preventing or disabling any Stockholder from performing its obligations under this Agreement. Any Transfer in violation of this provision shall be void. Each Stockholder further agrees to authorize and request the Company to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Covered Shares and that this Agreement places limits on the voting of the Covered Shares. If so requested by Parent, each Stockholder agrees that the certificates representing Covered Shares shall bear a legend stating that they are subject to this Agreement and to the irrevocable proxy granted in Section 1(b) hereof.

          (c)   The Stockholders agree, at any time prior to the Termination Date, promptly to notify Parent of the number of any new Company Shares with respect to which Beneficial Ownership is acquired by the Stockholders, if any, after the date hereof. Any such Company Shares shall automatically become subject to the terms of this Agreement.

          (c)    Waiver of Appraisal Rights.    Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Amalgamation that such Stockholder may have.

          (d)    Disclosure.    Each Stockholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement such Stockholder's identity and ownership of the Covered Shares and the nature of such Stockholder's obligation under this Agreement.

          (e)    NSS-8 Asset Sale.    Blackstone Group Holdings L.P. ("Blackstone Holdings") agrees that, following the Effective Time, if the Company or any of its "Restricted Subsidiaries" consummates an "NSS-8 Asset Sale" (as such terms are defined in the Indentures of New Skies Satellite B.V., each dated as of November 2, 2004), Blackstone Holdings shall have no further rights to any funds related to such NSS-8 Asset Sale.

        6.    Non-Interference; Further Assurances.    Each Stockholder agrees that prior to the termination of this Agreement, such Stockholder shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have any effect of preventing, impeding or interfering with or adversely affecting the performance by such Stockholder of its obligations under this Agreement. From time to time, at the other party's request and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

        7.    Amendments; No Waiver.    Any provision of this Agreement may be amended or waived prior to the Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Stockholder and Parent (or, in the case of Section 5(e), by Blackstone Holdings) or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

        8.    Non-survival of Representations and Warranties.    The respective representations and warranties of the Stockholders and Parent contained herein shall not survive the closing of the transactions contemplated hereby and by the Transaction Agreement and Plan of Amalgamation.

        9.    Notices.    All notices shall be in writing and shall be deemed given (i) when delivered personally, (ii) when telecopied (which is confirmed) or (iii) one business day after dispatching by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        If to the Stockholders or Blackstone Holdings, to:

  Blackstone Capital Partners (Cayman) IV L.P.
  Blackstone Family Investment Partnership (Cayman) IV-A L.P.
  Blackstone Capital Partners (Cayman) IV-A L.P.
  Blackstone NSS Communications Partners (Cayman) L.P.
  Blackstone Family Communications Partnership (Cayman) L.P.
  Blackstone Group Holdings L.P.
  c/o Walkers SPV Limited
  Walker House
  P.O. Box 908 GT
  George Town, Grand Cayman, Cayman Islands

        with a copy to Stockholders' counsel (which shall not constitute notice to the Stockholders):

  Simpson Thacher & Bartlett LLP
  425 Lexington Avenue
  New York, NY 10017
  U.S.A.
  Attention: William E. Curbow
  Facsimile: 1-212-455-2502

        If to Parent or Amalgamation Sub:

  SES Global S.A.
  L-6815 Chateau de Betzdorf
  Luxembourg
  Attention: General Counsel
  Facsimile: +352-710-725-532

        with a copy to Parent's counsel (which shall not constitute notice to the Parent or Amalgamation Sub):

  Gibson, Dunn & Crutcher, LLP
  200 Park Avenue
  New York, NY 10166
  U.S.A.
  Attention: David M. Wilf
  Facsimile: 1-212-351-6277

        10.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction of this Agreement is invalid, void, unenforceable or against regulatory policy, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

        11.    Entire Agreement; Assignment.    This Agreement, the Amalgamation Agreement and the Transaction Agreement and Plan of Amalgamation (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise, except (i) that Parent may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

        12.    Confidentiality.    The Stockholders and Blackstone Holdings agree (i) to hold any non-public information regarding this Agreement and the Amalgamation in strict confidence and (ii) except as required by law or legal process not to divulge any such non-public information to any third Person.

        14.    Specific Performance.    The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Accordingly, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. Any requirements for the securing or posting of any bond with such remedy are waived.

        15.    No Third Party Beneficiaries.    This Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.

        16.    Governing Law.    This Agreement and any controversies arising with respect hereto shall be construed in accordance with and governed by the law of the State of New York.

        17.    Exclusive Jurisdiction.    Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought against any of the parties in any Federal court located in the State of New York, or any New York state court, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or outside the State of New York. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 9 together with written notice of such service to such party, shall be deemed effective service of process upon such party.

        18.    Headings.    The Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        19.    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

        20.    No Representation or Warranty.    Notwithstanding anything herein to the contrary, none of the parties hereto makes any representation or warranty about the Company or any Subsidiary of the Company or any covenant or commitment to cause the Company or any Subsidiary of the Company to take or refrain from taking any action, it being understood and agreed that the Transaction Agreement and Plan of Amalgamation fully governs the arrangements among Parent, the Company and Amalgamation Sub and not this Agreement.

        IN WITNESS WHEREOF, Parent and the Stockholders have caused to be executed or executed this Agreement as of the date first written above.

SES Global S.A.
By:	/s/ ROMAIN BAUSCH
	Name:	Romain Bausch
	Title:	President and Chief Executive Officer
By:	/s/ ROB BEDNAREK
	Name:	Rob Bednarek
	Title:	Executive Vice President, Corporate Development
SES Holdings (Bermuda) Limited
By:	/s/ ROMAIN BAUSCH
	Name:	Romain Bausch
	Title:	Director
By:	/s/ ROB BEDNAREK
	Name:	Rob Bednarek
	Title:	Director

Blackstone Capital Partners (Cayman) IV L.P.
By:	/s/ LAWRENCE H. GUFFEY
	Name:	Lawrence H. Guffey
	Title:	Member
Blackstone Family Investment Partnership (Cayman) IV-A L.P.
By:	/s/ LAWRENCE H. GUFFEY
	Name:	Lawrence H. Guffey
	Title:	Member
Blackstone Capital Partners (Cayman) IV-A L.P.
By:	/s/ LAWRENCE H. GUFFEY
	Name:	Lawrence H. Guffey
	Title:	Member
Blackstone NSS Communications Partners (Cayman) L.P.
By:	/s/ LAWRENCE H. GUFFEY
	Name:	Lawrence H. Guffey
	Title:	Member
Blackstone Family Communications Partnership (Cayman) L.P.
By:	/s/ LAWRENCE H. GUFFEY
	Name:	Lawrence H. Guffey
	Title:	Member
Solely for purposes of Section 5(e)
Blackstone Group Holdings L.P.
By:	/s/ LAWRENCE H. GUFFEY
	Name:	Lawrence H. Guffey
	Title:	Member

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